Exhibit 99

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q for the quarter ended March 31, 2003 (the "Report") of Denbury Resources Inc. ("Denbury") as filed with the Securities and Exchange Commission on May 14, 2003, each of the undersigned, in his capacity as an officer of Denbury, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Denbury.


Dated:  May 14, 2003                           /s/ Gareth Roberts
                                 -----------------------------------------------
                                              /s/ Gareth Roberts
                                     President and Chief Executive Officer



Dated:  May 14, 2003                          /s/ Phil Rykhoek
                                 -----------------------------------------------
                                              /s/ Phil Rykhoek
                                 Sr. Vice President and Chief Financial Officer